SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K



                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934





Date of report (Date of earliest event reported) September 30, 1998
                                                 -------------------------------

                           Telewest Communications plc
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             (Exact Name of Registrant as Specified in Its Charter)


                                England and Wales
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                 (State or Other Jurisdiction of Incorporation)


         0-26840                                        Not Applicable
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  (Commission File Number)                     (IRS Employer Identification No.)



  Genesis Business Park, Albert Drive, Woking, Surrey GU21 5RW, United Kingdom
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              (Address of Principal Executive Offices) (Zip Code)



                              011-44-1483-750-900
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              (Registrant's Telephone Number, Including Area Code)



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          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.           OTHER EVENTS.

         On September 30, 1998, Telewest issued a press release relating to certain changes in its Board of Directors and other matters. The text of this press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.



ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

                  (c)      Exhibits
                           --------

                    Exhibit 99.1 Text of Press Release issued by Telewest on September 30, 1998 (filed herewith).

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                TELEWEST COMMUNICATIONS PLC



Date:    September 30, 1998                     By:  /s/ Charles Burdick
                                                     ---------------------------
                                                Name:    Charles Burdick
                                                Title:   Group Finance Director

                                  EXHIBIT INDEX
                                  -------------


Exhibit No.       Description                                         Page No.
-----------       -----------                                         --------


      99.1        Text of Press Release issued by Telewest on September 30, 1998
                 (filed herewith).